                                                                    Exhibit 99.1

PRESS RELEASE

NASDAQ SYMBOL: WEFN

FOR IMMEDIATE RELEASE

             WEBFINANCIAL CORPORATION ANNOUNCES RECEIPT OF NOTICE OF
                INTENTION TO DELIST COMMON STOCK LISTED ON NASDAQ

         NEW YORK CITY,  NEW YORK,  April 26,  2006 -  WebFinancial  Corporation
(NASDAQ  SMALLCAP:  WEFN) today  announced  that on April 20, 2006 it received a notification  from The Nasdaq Stock  Market  Listing  Qualifications  Department
stating that the Company was not in compliance  with the reporting  requirements for continued listing set forth in Nasdaq  Marketplace Rule 4310(c)(14) and that as a result the Company's  common stock,  par value $.001 per share (the "Common
Stock") is subject to delisting  from The Nasdaq Stock Market  ("Nasdaq")  as of
May 1, 2006,  unless the  Company  requests  a hearing  in  accordance  with the
Nasdaq's  Marketplace  Rule 4800 Series.  As previously  disclosed,  the Company failed to timely file its annual report on Form 10-KSB for the fiscal year ended
December 31, 2005 (the "2005 Form 10-KSB").

         On April 25,  2006,  the Company  filed the 2005 Form 10-KSB and is now current in its filings with the Securities and Exchange Commission. On April 26,
2006,  Nasdaq advised the Company that its Common Stock has ceased to be subject to potential delisting.

STATEMENTS  INCLUDED IN THIS PRESS RELEASE THAT ARE NOT HISTORICAL IN NATURE ARE
"FORWARD-LOOKING  STATEMENTS"  WITHIN  THE  MEANING  OF THE  PRIVATE  SECURITIES
LITIGATION  REFORM ACT OF 1995 (THE "1995 ACT"). THE WORDS "BELIEVE,"  "EXPECT,"
"ANTICIPATE,"  "ESTIMATE," "GUIDANCE," "TARGET" AND SIMILAR EXPRESSIONS IDENTIFY
FORWARD-LOOKING  STATEMENTS.  THE COMPANY CAUTIONS READERS THAT  FORWARD-LOOKING
STATEMENTS  ARE SUBJECT TO CERTAIN  RISKS AND  UNCERTAINTIES,  WHICH COULD CAUSE
ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE PROJECTED IN THE  FORWARD-LOOKING
STATEMENTS.  CERTAIN RISKS AND UNCERTAINTIES ARE IDENTIFIED FROM TIME TO TIME IN
THE COMPANY'S  REPORTS FILED WITH THE SEC. THE COMPANY  CLAIMS THE PROTECTION OF
THE SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS CONTAINED IN THE 1995 ACT.

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Contact:

WebFinancial Corporation

Glen Kassan, (212) 758-3232